Aston Funds
Aston/TAMRO Small Cap Fund
Class N and Class I Shares
Supplement dated September 15, 2008
to the Class N and Class I Prospectuses dated February 29, 2008
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in each prospectus and should be retained and read in conjunction with each prospectus.
Effective immediately after net asset valuation on Monday, September 29, 2008, the Aston/TAMRO Small Cap Fund (the “Fund”) will not accept additional investments until further notice with the following exceptions:
•	Existing shareholders of the Fund may add to their accounts, including through reinvestment of distributions.

•	Financial advisors who currently have clients invested in the Fund may open new accounts and add to such accounts where the Fund determines that such investments will not harm its investment process and where operationally feasible.

•	Participants in retirement plans which utilize the Fund as an investment option on September 29, 2008 may designate the Fund where operationally feasible.

•	Trustees of Aston Funds and employees of Aston Asset Management LLC (the “Adviser”) and TAMRO Capital Partners, LLC (the “Subadviser”) and their family members may open new accounts and add to such accounts.
The Fund reserves the right to make additional exceptions or otherwise modify the foregoing opening policy at any time and to reject any investment for any reason.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH EACH PROSPECTUS FOR FUTURE REFERENCE.
For more information, please call Aston Funds: 800 992-8151
or visit our Web site at www.astonfunds.com
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